                                                                    EXHIBIT 99.2

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR THE PERIOD ENDED JULY 24, 1999

          Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors") Case Numbers: 99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

     [X]  Statement of Cash Receipts and Disbursements
     [X]  Accounts Receivable and Postpetition Accounts Payable Aging
            Statements
     [X]  Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (S)(S)105,363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or (2) Administrative Order 11 U.S.C. (S)(S)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).

The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.

                                  /s/ Steven F. Kaplan
Dated: _______________            ___________________________________
                                  Debtors in Possession
                                  Steven F. Kaplan
                                  President, Chief Operating Officer,
                                  and Chief Financial Officer

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                        Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW







                        DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):


              Favorite Brands Holding Corp.           $    -

              Favorite Brands International, Inc.     $ 76,483

              Trolli Inc.                             $  8,473

              Sather Trucking Corporation             $  1,378
                                                    -----------
                            Total                     $ 86,334
                                                    ===========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                              Holdings
                                            1st National
                             BANK NAME:    Bank of Chicago
                             ACCOUNT #:       55-81787
                                           ---------------
Beginning Bank Ledger Balance               $          21

Receipts for Period

Disbursements for Period
                                           ---------------
Ending Bank Ledger Balance                  $          21
                                           ===============


RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance               $          21

   Outstanding Checks

   Deposits in Transit

   Other Reconciling Items
                                           ---------------
   Total Cash                               $          21
                                           ===============


                                                            Favorite Brands International, Inc.
                                   ----------------------------------------------------------------------------------------
                                       FBI              FBI              FBI             FBI            FBI         FBI
                                     Bank of          Bank of         Campbell &        Chase           Kidd     Petty Cash
                                     America          America           Fetter       Investment
                                   81887-00953       58552174          50742-6       323-845851
                                   -----------       --------         ----------     ----------       -------    ----------
Beginning Bank Ledger Balance       $   2,619        $     46         $      95       $   8,551

Receipts for Period                    51,159                                20         287,570

Disbursements for Period               50,264              44                           269,601
                                    ---------        --------         ---------       ---------       -------    ----------
Ending Bank Ledger Balance          $   3,514        $      2         $     115       $  26,520       $     -    $        -
                                    =========        ========         =========       =========       =======    ==========


RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance       $   3,514        $      2         $     115       $  26,520       $     -    $        -

   Outstanding Checks                   3,198               -

   Deposits in Transit                                      -                                              (6)

   Other Reconciling Items              2,005              45               (20)          1,184                          55
                                    ---------        --------         ---------       ---------       -------    ----------
   Total Cash                       $   2,321        $     47         $      95       $  27,704       $    (6)   $       55
                                    =========        ========         =========       =========       =======    ==========


                                                                  Favorite Brands International, Inc.
                                            ---------------------------------------------------------------------------------
                                               Farley          Farley            Farley           Farley             Farley
                                              Bank of          Bank of           Bank of       Merrill Lynch
                             BANK NAME:       America          America           America                             Petty
                             ACCOUNT #:     8188-4-00945     8765-7-50790      8765-0-60789       626-95S            Cash
                                            ------------     ------------      ------------    -------------      -----------
Beginning Bank Ledger Balance                                                                   $        225      $         6

Receipts for Period                         $     27,906      $     2,482       $    5,870

Disbursements for Period                          27,906            2,482            5,870
                                            ------------      -----------       ----------      ------------      -----------
Ending Bank Ledger Balance                  $          -      $         -       $        -      $        225      $         6
                                            ============      ===========       ==========      ============      ===========


RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance               $          -      $         -       $        -      $        225      $         6

   Outstanding Checks                                                 504            1,870

   Deposits in Transit

   Other Reconciling Items                                            504            1,870
                                            ------------      -----------       ----------      ------------      -----------
   Total Cash                               $          -      $         -       $        -      $        225      $         6
                                            ============      ===========       ==========      ============      ===========

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                     Favorite Brands International, Inc.            Sather Trucking Corporation
                                               ------------------------------------------------  ----------------------------------
                                                   Sathers          Sathers          Sathers            STC              STC
                                                United Prairie   United Prairie      Norwest      United Prairie    United Prairie
                                 BANK NAME:          Bank             Bank                              Bank             Bank
                                 ACCOUNT #:         40619            40897          273-0015886        040037        Various/(1)/
                                               ---------------   --------------   --------------  --------------    --------------
Beginning Bank Ledger Balance                     $      177        $       32       $      (0)      $       98

Receipts for Period                                    6,972                 0             461            1,354

Disbursements for Period                               7,014                30             462            1,378
                                                --------------   --------------   --------------  --------------    --------------
Ending Bank Ledger Balance                        $      135        $        2       $      (0)      $       74       $        -
                                                ==============   ==============   ==============  ==============    ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance                     $      135        $        2       $      (0)      $       74       $        -

   Outstanding Checks                                  1,503                 1                              151

   Deposits in Transit                                     1                (1)

   Other Reconciling Items                                 0                 0               0
                                                --------------   --------------   --------------  --------------    --------------
   Total Cash                                     $   (1,367)       $        0       $      (0)      $      (77)      $        -
                                                ==============   ==============   ==============  ==============    ==============

                                                                                     Trolli Inc.
                                               ------------------------------------------------------------------------------------
                                                   Trolli           Trolli           Trolli           Trolli            Trolli
                                                   Bank of          Bank of          Bank of        First Union      1st National
                                 BANK NAME:        America          America          America                        Bank in Creston
                                 ACCOUNT #:      8765-7-62355     8765-9-62354     8765-5-61583   2651901387172        375162
                                               ---------------   --------------   --------------  --------------    --------------
Beginning Bank Ledger Balance                                                                        $        2     Account Closed

Receipts for Period                                    7,800               672                                      As of 4/30/99

Disbursements for Period                               7,800               672
                                                --------------   --------------   --------------  --------------    --------------
Ending Bank Ledger Balance                        $        -        $        -       $        -      $        2       $        -
                                                ==============   ==============   ==============  ==============    ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance                     $        -        $        -       $        -      $        2       $        -

   Outstanding Checks                                  1,693               180               16

   Deposits in Transit

   Other Reconciling Items                                                                  (9)
                                                --------------   --------------   --------------  --------------    --------------
   Total Cash                                     $   (1,693)       $     (180)      $     (25)      $        2        $       -
                                                ==============   ==============   ==============  ==============    ==============

                                                                                     Trolli Inc.
                                               ------------------------------------------------------------------------------------
                                                    Trolli           Trolli          Trolli            Trolli
                                                 1st National     1st National                       Nova Scotia        Total
                                 BANK NAME:     Bank in Creston  Bank in Creston    Petty Cash          Bank
                                 ACCOUNT #:         2025443           2025450                         1113212
                                               ----------------  ---------------  --------------  --------------    --------------
Beginning Bank Ledger Balance                   Account Closed     $         7      $         -      $       17      $    11,875

Receipts for Period                             As of 6/30/99                                                            392,267

Disbursements for Period                                                     1                                           373,523
                                                --------------   --------------   --------------  --------------    --------------
Ending Bank Ledger Balance                        $        -       $         6       $        -      $       17       $   30,618
                                                ==============   ==============   ==============  ==============    ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance                     $        -       $         6       $        -      $       17       $   30,618

   Outstanding Checks                                                        1                                             9,117

   Deposits in Transit                                                                                                        (6)

   Other Reconciling Items                                                                   1                             5,636
                                                --------------   --------------   --------------  --------------    --------------
   Total Cash                                     $        -       $         5       $       1       $       17       $   27,130
                                                ==============   ==============   ==============  ==============    ==============

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE





AGING OF ACCOUNTS RECEIVABLE
      0 - 30 days old                            $          40,247

      31 - 60 days old                                       4,201

      61 - 90 days old                                       1,086

      + 91 days old                                            848

       Other A/R                                            17,581
                                                 -----------------

          Total Accounts Receivable                         63,963

          Allowance for doubtful accounts                   18,445
                                                 -----------------

          Accounts Receivable (Net)               $         45,518
                                                 =================




AGING OF POSTPETITION ACCOUNTS PAYABLE
      0 - 30 days old                             $         22,342

      31 - 60 days old                                       1,098

      61 - 90 days old                                         569

      + 91 days old                                             42
                                                  ----------------

          Total Post Petition Accounts Payable    $         24,051
                                                  ================

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW




                                                                        Date of Court
                                                  Type of             Order Authorizing    Amount      Amount    Total Paid
                                                Professional                Payment       Approved      Paid       to Date
----------------------------------------   -----------------------    -----------------  ----------  ----------  ----------

Skadden, Arps, Slate, Meagher & Flom       debtor attorney                   N/A            N/A       $    401    $    601
Wasserstein Perella & Co.                  debtor financial advisors         N/A            N/A            -           163
Paul, Weiss, Rifkind, Wharton & Garrison   creditor committee attorney       N/A            N/A            119         119





                                                                                        -----------  ---------   ---------
Total Payments to Professionals                                                          $      -     $    520    $    883
                                                                                        ===========   =========  ==========

